Capital Management Investment Trust

CAPITAL MANAGEMENT MID-CAP FUND

INSTITUTIONAL SHARES – Ticker Symbol CMEIX

INVESTOR SHARES – Ticker Symbol CMCIX

CAPITAL MANAGEMENT SMALL-CAP FUND

INSTITUTIONAL SHARES – Ticker Symbol CMSSX

INVESTOR SHARES – Ticker Symbol CMSVX

(collectively the “Capital Management Funds”)

Supplement dated January 12, 2018

To the Prospectus dated March 30, 2017

On October 26, 2017, the Board of Trustees of Capital Management Investment Trust (the “Trust”) considered various proposals that call for revisions to the fundamental investment restrictions of each of the Capital Management Funds. These proposals are primarily designed to modernize and streamline the Capital Management Funds’ fundamental investment restrictions. Due to regulatory changes over the years several of the Capital Management Funds’ fundamental investment restrictions are no longer required by state and/or federal law. The Board of Trustees believes, after discussions with Capital Management Associates, Inc., the investment adviser to the Capital Management Funds, and Trust management, that the Capital Management Funds would benefit if these fundamental investment restrictions were updated to more closely mirror the regulatory requirements of today. In addition, the Board felt it was important that these changes will also provide the Funds the ability to modify their investments as the law continues to evolve.

These proposals will be submitted for approval by the Capital Management Funds’ shareholders of record as of the record date, which is anticipated to be on or around January 25, 2018, at a meeting anticipated to be held February 28, 2018. If approved by the shareholders of the Capital Management Funds, the proposals are expected to go into effect on March 1, 2018. Materials detailing these proposals will be mailed to shareholders of record in the coming weeks. The materials will provide you with a more complete explanation of the proposals and any impact they may have on your investment.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE